SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 21, 1996


                             RED HOT CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                       33-86166                    52-1887105
(State of Organization)        (Commission File No.)            (IRS Employer
                                                          Identification Number)


                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 493-4553
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         As of December 21, 1996, Red Hot Concepts, Inc. will discontinue operations at its Shaftsbury Avenue, London location.





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                                   SIGNATURES



         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Red Hot Concepts, Inc.



                                   By: /s/ Norman J. Abdallah
                                           Norman J. Abdallah
                                           President

                                   Date: December 20, 1996